UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004 (May 19, 2004)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 19, 2004, ABF Freight System, Inc. issued a press release announcing that it is revising its general rates and charges on June 14, 2004. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 7. EXHIBITS.

99.1      Press release of ABF Freight System, Inc. dated May 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date: May 19, 2004	/s/ David E. Loeffler David E. Loeffler, Vice President – Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1      Press release of ABF Freight System, Inc. dated May 19, 2004